Exhibit 4.6

                              CERTIFICATE OF TRUST
                                       OF
                            COMMERCE CAPITAL TRUST IV


     This Certificate of Trust of Commerce Capital Trust IV ("Trust") is being duly executed and filed by the undersigned trustees to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C.(S).3801 et seq.) (the "Act").

          1. Name. The name of the statutory trust formed hereby is Commerce Capital Trust IV.

          2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are: The Bank of New York (Delaware), 110 White Clay Center, Route 273, Newark, Delaware 19711.

          3. Effective Date: This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

           IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811 of the Act.

                                    THE BANK OF NEW YORK (DELAWARE), as Delaware
                                    Trustee


                                    By:/s/Marie E. Trimboli
                                       -----------------------------------------
                                    Name: Marie E. Trimboli
                                    Title:   Assistant Vice President

                                    THE BANK OF NEW YORK, as Property Trustee

                                    By:/s/William T. Lewis
                                       -----------------------------------------
                                    Name: William T. Lewis
                                    Title:   Senior Vice President


                                    /s/Douglas J. Pauls
                                    --------------------------------------------
                                    Douglas J. Pauls, not in his individual
                                    capacity but as Administrative Trustee


                                    /s/C. Edward Jordan, Jr.
                                    --------------------------------------------
                                    C. Edward Jordan, Jr., not in
                                    his individual capacity but
                                    as Administrative Trustee


                                    /s/Joseph J. Manion, Jr.
                                    --------------------------------------------
                                    Joseph J. Manion, Jr., not in his individual
                                    capacity but as Administrative Trustee